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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 29, 2001 included in Gadzoox Networks, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 31, 2001, and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

Arthur Andersen LLP
San Jose, California
August 20, 2001